Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 6/15/2005


Blended Coupon 6.9503%


Excess Protection Level
3 Month Average   4.05%
August, 2000   5.49%
July, 2000   2.60%
June, 2000  N/A


Cash Yield19.18%


Investor Charge Offs 4.51%


Base Rate 9.18%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,039,606,300.19